                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 26, 2002


                             MARINE PETROLEUM TRUST
               (Exact name of registrant as specified in charter)


              Texas                        0-8565               75-6008017
    (State or other jurisdiction         (Commission           (IRS Employer
         of incorporation)               file number)        Identification No.)

       Bank of America, N.A.
           P.O. Box 830241
            Dallas, Texas                                        75283-0241
(Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (800) 985-0794

                                    No Change
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

                  NUMBER            DOCUMENT
                  ------            --------

                   23.1 Consent of Netherland, Sewell & Associates, Inc., Independent Petroleum Engineers.

ITEM 9. REGULATION FD DISCLOSURE.

         Each year, we prepare a tax information letter and distribute it to all of the unitholders of record of Marine Petroleum Trust. We have elected to provide for information purposes the following 2001 Tax Information for Unitholders report dated February 2002:

                      2001 TAX INFORMATION FOR UNITHOLDERS
                             Trust's TIN 75-6008017

         This material is provided to assist individual unitholders in the preparation of their 2001 federal income tax returns with respect to income from Marine Petroleum Trust. The income has been reported to the Internal Revenue Service as royalties on Form 1099-MISC, with a copy to the unitholder. If units were not owned during the 2001 calendar year, copies of Form 1099-MISC will not be sent to the Internal Revenue Service or the unitholder and this material can be disregarded.

         If more information is required, please contact the Trustee at (800) 985-0794.

                                     GENERAL

         Because Marine Petroleum Trust is a grantor trust, unitholders are taxed on the Trust's income. Each unitholder reports items of income, deduction, and credit based on the unitholder's tax status and applicable facts (including the adjusted cost basis in units of beneficial interest); therefore, it is advisable to discuss the tax consequences of owning units with a tax advisor. A unitholder should also consult a tax advisor regarding any state or local tax consequences of owning units.

                          ROYALTY INCOME AND DEDUCTION

         Using the figures in Table A, an individual unitholder will enter income and administrative expenses on Schedule E (Form 1040). The figures given in Table A are on a per unit basis; therefore, to determine royalty income and deductions, multiply these per unit amounts by the number of units owned. Use the figures in the "Total" column for units owned during the entire year; otherwise, use the sum of the figures that correspond to each date of distribution on which units are owned. The instructions for Schedule E at pages E-1 through E-6 of the instructions for Form 1040 should be followed.

                                PORTFOLIO INCOME

         The Internal Revenue Code imposes limitations on losses and credits derived from passive activities that can be claimed by individuals, estates, trusts, and certain corporations. Passive activity losses and credits that can be claimed are generally limited to the amount of income derived from all passive activities. Royalty income is considered to be portfolio income and not income from a passive activity. Therefore, a unitholder may not offset royalty income derived from the Trust with losses and credits derived from passive activities.

                               DEPLETION DEDUCTION

         A unitholder's deduction for depletion will be the larger of the amount determined under (1) the cost method or (2) the percentage method. The deduction is entered on line 20, Part I of Schedule E (Form 1040). Attach a schedule to the return explaining the computation of the deduction.

1.       Cost Method

         To calculate the 2001 deduction under the cost method, multiply the remaining basis in units owned (cost of units less all depletion deductions under either the cost or percentage method for prior years) on January 1, 2001 by 18.77%. Do not use 18.77% if units are owned for only a portion of 2001; instead, use the total of the percentages in Table B corresponding to each date of distribution on which units are owned.

         The 18.77% factor has been provided by Netherland Sewell and Associates Inc., consulting petroleum engineers and geologists, based upon their study of the most accurate and reliable information available to the Trust. The factor is arrived at by dividing the Trust's share of oil and gas sold in 2001 by the Trust's share of the total estimated quantity of oil and gas expected to be sold from those properties after January 1, 2001.

         The volumes of oil and gas sold (per unit of beneficial interest) in 2001 are presented in Table C and were used to calculate the cost depletion factors in Table B.

2.       Percentage Method

         The percentage depletion deduction for 2001 is equal to 15% of gross income, limited to a maximum depletable quantity of 1,000 barrels of oil or 6 million cubic feet of gas per day, or a statutory equivalent combination of both. Table C reflects the quantity of oil and gas sold per unit of beneficial interest in 2001. Percentage depletion is not allowable on any "proven property" acquired after December 31, 1974 and on or before October 11, 1990. Therefore, percentage depletion will be available for units purchased before December 31, 1974 and after October 11, 1990, assuming the unitholder meets the other requirements for percentage depletion. Unitholders should consult their tax advisors regarding their eligibility for, and the computation of, the percentage depletion deduction.

               MARINE PETROLEUM TRUST 2001 TAX INFORMATION TABLES

                      TABLE A - INCOME & DEDUCTIONS - 2001
                              (In Dollar per Unit)
                                   75-6008017

                                                      Distribution Record Dates
                                           -------------------------------------------
                                           02-28-01    05-31-01    8-31-01    11-30-01    Total      ENTER ON IRS FORM 1040
                                           --------    --------    -------    --------    -----      ----------------------

Royalty income from:
    Oil royalties                          0.420946    0.343688    0.450062   0.344177    1.558873
    Gas royalties                          0.534468    0.850523    0.693807   0.398306    2.477104
       Total oil & gas royalties           0.955414    1.194211    1.143869   0.742483    4.035977     Schedule E, Part 1, Line 4

Deductions entered on Schedule E:
    Administrative expense                 0.020280    0.020406    0.009762   0.018927    0.069375     Schedule E, Part 1, Line 18

Cash distributed                           0.935134    1.173805    1.134107   0.723556    3.966602

                  TABLE B - COST DEPLETION PERCENTAGES                               TABLE C - PRODUCTION QUANTITIES
              --------------------------------------------                  -------------------------------------------
                                                 Depletion                  Record Date of     Per Unit        Per Unit
              Record Date of Distribution       Percentage                   Distribution     Oil (bbls)       Gas (mcf)
              ---------------------------       ----------                  --------------    ----------       ---------
              02-28-01                             4.68%                       02-28-01        0.013604        0.124432
              05-31-01                             4.74%                       05-31-01        0.012786        0.131817
              08-31-01                             5.23%                       08-31-01        0.016588        0.130853
              11-30-01                             4.12%                       11-30-01        0.012895        0.104012
              Total                               18.77%                       Total           0.055873        0.491114

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         This report and the exhibit to it include forward-looking statements which are subject to risks and uncertainties. All statements, other than statements of historical facts, included in this report or the exhibit to this report that address activities, events or developments that we expect, project, believe or anticipate will or may occur in the future are forward-looking statements. Statements and calculations concerning oil and gas reserves and their present value also may be deemed to be forward-looking statements in that they reflect the determination, based on estimates and assumptions, that oil and gas reserves may be profitably exploited in the future.

         We have based these statements on our assumptions and analysis in light of our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances. These statements are subject to a number of assumptions, risks and uncertainties, including general economic and business conditions; prices of oil and gas and industry expectations about future prices; and changes in laws or regulations. Most of these factors are beyond our control. We caution you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MARINE PETROLEUM TRUST

                                             Bank of America, N.A., Trustee


March 26, 2002                               By:  /s/ CINDY STOVER MILLER
                                                -------------------------------
                                                      Cindy Stover Miller
                                                         Vice President


March 26, 2002                               By:      /s/ R. RAY BELL
                                                -------------------------------
                                                          R. Ray Bell
                                                  Principal Accounting Officer

                               INDEX TO EXHIBITS


NUMBER            DOCUMENT
-------           --------
23.1              Consent of Netherland, Sewell & Associates, Inc.,
                  Independent Petroleum Engineers.